File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                               February 14, 2007

              Supplement to the Class II Shares Prospectuses dated
                   May 1, 2006 for Pioneer Value VCT Portfolio

The Trustees of Pioneer Variable Contracts Trust (the "Trust") approved a proposal to reorganize Pioneer Value VCT Portfolio, a series of the Trust, into Pioneer Fund VCT Portfolio, another series of the Trust (each a "Portfolio"). Each Portfolio is managed by Pioneer Investment Management, Inc. The proposed reorganization will be submitted for approval by shareholders of Pioneer Value VCT Portfolio at a meeting anticipated to be held in the second quarter of 2007. If approved by Pioneer Value VCT Portfolio's shareholders, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed. In approving the proposed reorganization, the Trustees of the Trust determined that it is in the best interests of shareholders of each Portfolio. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either Porfolio or their shareholders as a direct result of the reorganization.

                                                                   20470-00-0207
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC